AXIS Capital Keefe, Bruyette and Woods 2009 Insurance Conference New York, NY David Greenfield, CFO Exhibit 99.1

Safe Harbor Disclosure
Cautionary Statement Regarding Forward-looking Statements
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,”
“predict,” “potential,” “intend” or similar expressions.  Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans.  Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to hurricanes and other catastrophes, our expectations regarding pricing and other market conditions, our growth prospects, the amount of our acquisition costs, the amount of our net losses and loss reserves, the projected amount of our capital expenditures, management of interest rate and foreign currency risks, valuations of potential interest rate shifts and foreign currency rate changes and measurements of potential losses in fair market values of our investment portfolio.  Forward-looking statements only reflect our expectations and are not guarantees of performance.
These statements involve risks, uncertainties and assumptions. Actual events or results may differ materially from our expectations.
Important factors that could cause actual events or results to be materially different from our expectations include (1) the occurrence of natural and man-made disasters, (2) general economic, capital and credit market conditions, (3) actual claims exceeding our loss reserves, (4) the failure of any of the loss limitation methods we employ, (5) the effects of emerging claims and coverage issues,
(6) the failure of our cedants to adequately evaluate risks, (7) the loss of one or more key executives, (8) a decline in our ratings with rating agencies, (9) loss of business provided to us by our major brokers, (10) changes in accounting policies or practices,
(11) changes in governmental regulations, (12) increased competition, (13) changes in the political environment of certain countries in which we operate or underwrite business, (14) fluctuations in interest rates, credit spreads, equity prices and/or currency values,
(15) general economic conditions and (16) other matters that can be found in our filings with the Securities and Exchange
Commission.  Forward-looking statements are only as of the date they are made, and we do not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

AXIS Capital –
Overview
Well-diversified leader in the global P&C markets
Established global insurance and reinsurance platforms
Well-diversified mix of specialty and niche businesses
Geographic diversification globally
Disciplined and proven underwriter
Proven steward of capital (generated profitability in every year since inception in 2001)
Conservative reserving practices
Well-managed exposure
Platform built to execute in all phases of (re)insurance cycle
Strong balance sheet with solid financial performance
Conservative balance sheet with total assets of $15.4 billion and total capitalization of
$5.4 billion
High-quality, conservative investment portfolio
Ratings of A+ (S&P - Stable), A2 (Moody’s - Stable) and A (A.M. Best - Stable)
S&P ERM evaluation:  Strong
14% compound annual growth in diluted book value and accumulated dividends since
2002
Experienced management, underwriting and claims teams

4 4
Consistent and Strong Franchise
Since our inception, our return on equity has averaged 16.5%
Franchise performed strongly in 2008
Despite the third most costly catastrophe on record, an
unprecedented financial market meltdown and continued intense market competition, we achieved a return on equity of over 8%
Gustav/Ike
–
Excellent risk management
–
Well-understood exposures
AXIS market share less than 1% of estimated $60Bn in 2008
worldwide cat and major property and energy risk losses
–
Particularly important given our franchise risk preference for short-tail business
Strong start to 2009 despite challenges of the current economic environment

5 5
AXIS Underwriting Has Outperformed
Average P&C Combined Ratio 2004-2008 (1)
Source:  Company Reports
Note:       Peer Universe includes Bermuda (re)insurers.  For companies with less than 5 years of history, average combined ratio is measured from 2006 through 2008.
(1) P&C Operations only.  Includes corporate expenses.
Class of 2005
103.0%
99.3%
99.2%
98.2%
95.9%
95.2%
95.1%
93.8%
92.9%
92.8%
92.5%
92.4%
91.8%
91.6%
89.8%
85.7%
70.3%
69.9%
0% 20% 40% 60% 80% 100%
Company O
Company N
Company M
Company L
Company K
Company J
Average of Peers Excluding Public Bermuda Class of 2005
Company I
Company H
Company G
Company F
Company E
Average of Peers
Company D
Company C
Company B
Company A

GPW by Segment
TTM GPW = $3,490 M
AXIS Re
50%
AXIS
Insurance
50%
AXIS Capital –
Global Specialty Insurer & Reinsurer
Well-positioned to navigate all phases of insurance/reinsurance cycle with established, diversified presence in both insurance and reinsurance markets globally
GPW by Source
2008 GPW = $3,390 million
U.S.
44.3%
Europe
30.3%
Bermuda
25.4%

7 7
Robust global platform built deliberately at the “right” time allowed access to wide array of business supporting execution of soft-
market strategy
Price adequacy varied by line and by geography
Critically, terms and conditions have not deteriorated significantly
We substantially reduced participation in price-inadequate lines
(e.g. aviation)
Price adequacy for natural perils exposure varied by region and we reduced participation in price-inadequate regions
(e.g. non-U.S. for AXIS Insurance)
We continue to navigate amongst classes within the casualty space
Product structuring and risk selection continue to significantly influence profitability outcome
Reinsurance purchasing key component of soft-market strategy
Soft Market Execution Successful

AXIS Insurance –
GPW and Combined Ratio Since Inception
0
300
600
900
1,200
1,500
1,800
2,100
2002 2003 2004 2005 2006 2007 2008 TTM
6/30/09
($ in millions)
$794
$1,607
$1,920
Property
Marine
Terrorism
Aviation & Aerospace
$1,875
$2,070
Credit & Political Risk
Professional
Lines
Casualty
Other
$2,039
$1,842
$1,743
Combined Ratio:    62%          68%           81%         93%  72%          69%           81%          84%
Combined Ratio

AXIS Re –
GPW and Combined Ratio Since Inception
0
300
600
900
1,200
1,500
1,800
2002 2003 2004 2005 2006 2007 2008 TTM
6/30/09
($ in millions)
$667
$1,093
$1,519
(1)
$1,539
Catastrophe
Property
Professional Lines Credit & Bond
Motor
Liability
Engineering/Other
$314
(1) Includes KRW reinstatement premiums of $88 million.
(2) Includes Ike/Gustav reinstatement premiums of $28 million.
$1,551
$1,548
(2)
$1,748
Combined Ratio:    62%           66%          85%         106%  78%          76%           92%          91%
Combined Ratio

AXIS Insurance –
Highlights
TTM 6/30/09 GPW by Line of Business
Total GPW = $1,743 M
Property 30%
Marine 11%
Terrorism 2%
Aviation 4%
Credit & Political
Risk 4%
Professional
Lines 37%
Liability 13%
Other <1%
Net Premiums Earned
Underwriting Profit
Combined Ratio
$1,161 M
127 M
(1)
84.1%
(1)
TTM 6/30/09 Financial Highlights
(1) Includes $93 million in pre-tax net losses related to Hurricane Ike
Pricing is broadly firming with
loss-affected and capital-
consuming lines  firming
significantly
Current margins within the
company’s target range
Franchise perception constantly
strengthening
Continue to avoid classes of
business lacking long-term
underwriting return potential
Continuing to build sustainable
competitive advantages

AXIS Insurance –
Strategic Global Presence
North America
• Nationwide network of 11 offices in U.S.
• Flexibility to write on admitted
and non-admitted basis in all 50
states
• Top 15 E&S carrier in the U.S.
• Canada Branch
Bermuda
• Global capability with few exceptions
• Ability to transact with both
Bermuda and London
wholesale markets
Europe
• London and Dublin
• Surplus-lines eligible in 48 U.S. states
• Freedom of Services permissions in
many EU countries
• Business written in 188 countries
since inception
Australia/Asia
• Singapore Branch
• Australia Branch

AXIS Re –
Highlights
TTM 6/30/09 GPW by Line of Business
Total GPW = $1,748 M
Catastrophe 28%
Property 17%
Professional Lines
17%
Credit and Bond
12%
Motor 6%
Liability 13%
Engineering / Other
6%
Net Premiums Earned
Underwriting Profit
Combined Ratio
$1,560 M
140 M
(1)
91.1%
(1)
TTM 6/30/09 Financial Highlights
(1) Includes $261 million in pre-tax net losses related to Hurricane Ike
Focus on non-life treaty
reinsurance diversified across
products
Maintain balance between
proximity to client and long-term
returns (Strategically located
centers in NY, Bermuda and
Zurich)
Capital base of top 10 reinsurer,
but small enough to grow in
targeted areas
Strong relationships with cedants
supported by consistency of
approach
Operate in broadly syndicated
marketplace where we strive to be
in the upper quartile of the pricing
market

$1,148
$1,347
H1 2008 H1 2009
17.4%
13
AXIS Capital –
H1 2009 Results
$2,138
$2,238
H1 2008 H1 2009
Consolidated
Gross Premiums Written
4.7%
AXIS Re
Gross Premiums Written
$990
$891
H1 2008 H1 2009
AXIS Insurance
Gross Premiums Written
(10.0%)
81.2%
83.4%
H1 2008 H1 2009
Consolidated Combined Ratio
= 2.1%
$223
$212
H1 2008 H1 2009
(5.0%)
$469
$275
H1 2008 H1 2009
Consolidated Net Income to
Common Shareholders
Consolidated Net Investment Income
(41.4%)
($ in millions)

Significant reserve redundancies since inception
Nearly all from short-tail lines
Cautious approach to medium and long-tail lines reflected in limited releases from these lines
Proactive reserving
Reserving for major cats
Professional lines
Credit-exposed lines
Strong cash flows and high-quality, short-duration, liquid
investment portfolio
Limited credit risk from reinsurance recoverables
Immaterial goodwill and other intangible assets
Strong enterprise risk management
Capital and liquidity levels in excess of requirements
Priority is reinvestment in business
Opportunistic capital is critical, particularly in uncertain times
Strong Balance Sheet and Liquidity

15 15
Net Reserve Position
$447
$66
$161
$366
$394
$151
$476
$281
$809
$491
$789
$687
$0
$300
$600
$900
$1,200
$1,500
Property and
Other
Liability Professional
Lines
Cat, Property &
other
Credit & Bond,
Motor & Liability
Professional
Lines
Net Case Reserves Net IBNR Reserves
AXIS Insurance
Net IBNR Reserves = $1,566
Total Net Reserves = $2,240
AXIS Re
Net IBNR Reserves = $1,967
Total Net Reserves = $2,878
$923
$347
$970
$857
$1,183
$838
($ in millions)
IBNR represents 69% ($3.5 Bn) of net reserves at June 30, 2009

High Quality, Well-Diversified Investment Portfolio
Total Cash and Investments: $10.9 Billion
Total Portfolio Allocation
Total Portfolio Ratings Allocation
Note:  Other investments include hedge funds, CLO equity tranches, credit funds and short duration high yield funds
(As of June 30, 2009)
Equities
1%
Short Term
Investments
2%
Other Investments
5%
Municipals
5%
Corporates
24%
Foreign Govt Agency
3%
Cash & Cash
Equivalents
11%
US Govt/Agency
16%
Agency MBS
21%
ABS
3%
Non Agency RMBS
2%
Non Agency CMBS
7%
US
Govt/Agency/Cash &
Cash Equivalents
51%
A
9%
BBB and lower
8%
Equities
1%
Other Investments
(unrated)
5%
AA
7%
AAA
19%
Portfolio Characteristics of
Fixed Maturity Investments
Average duration
Average credit quality
3.1 years
AA+

12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
6/30/09

2004
2005
2006
2007
2008
YTD 2009

2004
2005
2006
2007
2008
YTD 2009

Strong Cash Flow and Investment Income
$8,346
$7,895
$6,369
$4,796
$3,183
$1,600
$0
$2,000
$4,000
$6,000
$8,000
Cumulative Cash Flow from 1/1/04
($ in millions)
$197
$474
$461
$369
$246
$157
$0
$100
$200
$300
$400
$500
Investment Income from
Cash/Fixed Income
(1)
$21
-$213
$34
$46
$17
$3
-$250
-$150
-$50
$50
(1) Excludes Net Investment Expenses
Investment Income from All Other
(1)

Financial Flexibility
($ in millions)
$3,737
$4,011
$4,912
Common
Equity
Series A
Preferred Equity
Series B
Preferred Equity
Debt
$5,658
6/30/09 Capitalization Ratios
Debt / Total Capital                 9.2%
Debt + Preferred / Total Capital 18.5%
$4,960
$5,409
3,238
3,012
3,913
4,659
3,961
4,409
250
250
250
250
250
250
250
250
250
250
499
499
499
499
499
499
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000

19 19
AXIS Risk Framework
Board
Review and approve recommendations of Board Risk Committee
Risk Committee of the Board
Assist Board in its oversight and review of risks to which AXIS is exposed
To provide a reasonable framework under which AXIS’s key objectives can be achieved
Review (and recommend for approval) Risk Standards (“RS”) to provide risk framework
RS provide principles, guidelines and risk tolerances under which business will operate
RS provide a guide to the risk appetite of the business
Risk Management Committee (“RMC”)
Draft, set, maintain and update RS (including risk tolerances)
Monitor aggregation, risk tolerances and emerging risks
Provides the interface between the RS and the AXIS business
Chief Risk Officer
Implements an ERM framework to monitor and measure the risk within our business
Implements Economic Capital Model to provide CEO and RMC with ability to measure the business against the defined risk appetite
Actively monitors aggregation risks across our business
Business
Manage to the risk tolerances as defined by CEO and RMC.

20 20
Principles of our Risk Framework
Controlled risk
taking:
our financial strength and sustainable
value creation are integral to our existence
We operate within a clearly defined risk policy and risk control framework
Clear
accountability:
we operate on the principle of delegated
and clearly defined authority
Individuals are accountable for the risks they take on and incentives are aligned to overall business objectives
Independent risk
controlling:
to avoid conflicts of interests
Risk Management Committee and team monitor group risk-taking activities
Open risk
culture:
risk transparency and responsiveness to
change are integral to our risk control process
We institutionalize knowledge-sharing processes at all levels

21 21
Earnings Quality through Organic Growth Initiatives
• Enhancing operational fit
• Acquisitions of underwriting teams / integration of
best-in-class MGAs with strategic significance
• Access to specialty small/middle market business
• New branches in Australia and Canada
Distribution-oriented
Initiatives
New Products /
Markets
• Global Accident & Health
We are prepared to execute hard market strategy in many P&C lines and continue to improve overall earnings quality with ongoing strategic initiatives.
Leverage Current
Market Position
• Continue to drive increased submissions
• Focus on relationships with long-term reinsurance
dependent cedants
• Broaden relationships with existing cedants

AXIS Has Delivered Excellent Returns…
12/31/03 – 12/31/08 Actual
Average Annual Growth in Diluted BVPS 10.1%
Dividends
(as % of beginning diluted BVPS)
2.9%
Average Annual Value Creation
(1)
13.0%
Average ROACE 15.7%
Average Operating ROACE 16.3%
(1) Value Creation = Diluted Book Value Growth + Dividend Return
AXIS has increased dividend every year since we began paying dividends

Bermuda Performance 2004 - 2008
Company
Cumulative Value
Creation (2004-2008)
Average Annual Value
Creation (2004-2008)
Company A 101.3% 15.8%
72.1% 13.0%
Company C 69.5% 12.8%
Company D 68.5% 12.1%
Company E 62.8% 11.1%
Company F 57.6% 11.4%
Company G 51.4% 9.4%
Company H 45.2% 13.5%
Company I 45.0% 10.1%
Company J 36.6% 7.1%
Company K 36.2% 6.9%
Company L 22.5% 6.6%
Company M 17.0% 6.9%
Company N 14.4% 5.6%
Company O 0.8% 4.9%
Company P (49.5%) (8.3%)
Note:  Value  Creation = Diluted Book Value Growth + Dividend Return
Source:  Company Reports, SNL

Questions? David Greenfield, CFO